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                                                                EXHIBIT 10.6

                               February 19, 1999


Vulcan Ventures Incorporated
110--110th Avenue, N.E.
Suite 650
Bellevue, WA 98004-5862

     NorthPoint Communications, Inc.
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Ladies and Gentlemen:

     This letter will confirm our agreement that effective upon and subject to the purchase by Vulcan Ventures Incorporated ("Vulcan") of an aggregate of
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4,249,291 shares of Series C Preferred Stock of NorthPoint Communications, Inc.
(the "Company"), Vulcan will be entitled to the following contractual rights, in
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addition to any rights granted pursuant to that certain Amended and Restated
Series C Preferred Stock Purchase Agreement dated as of January 20, 1999 by and among the Company and the purchasers listed on Attachment 1 thereto (the "Purchase Agreement") and any of the agreements contemplated thereby:
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     1.  Purchase of Shares.  As of the Third Closing, the Company agrees to
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sell to Vulcan, and Vulcan agree to purchase, an additional 303,520 shares of
Series C Preferred Stock of the Company (the "Purchase Shares") at a purchase
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price of $3.53 per Purchase Share.  With respect to the purchase of the Purchase
Shares hereunder, Vulcan and the Purchase Shares shall be entitled to all benefits and rights to which Vulcan and the Shares are entitled under the Purchase Agreement and the Related Documents as if the Purchase Shares were Shares thereunder and this Agreement were set forth therein.

     2.  Definitions.  Capitalized terms used herein but not otherwise defined
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shall have the meanings assigned to such terms in the Purchase Agreement.

     3.  Specific Performance.  Each of the parties hereto agrees that in the
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event of any breach or default or threatened breach or threatened default by the
Company of any covenant, agreement, obligation or other provision set forth herein, that monetary damages are not adequate remedies to compensate Vulcan and Vulcan shall be entitled (in addition to any other remedy that may be available to it) to (i) a decree or order of specific performance or other equitable relief to enforce the observance and performance of such covenant, agreement, obligation or other provision, and (ii) an injunction restraining such breach or threatened breach, without in either case, the posting of any bond and, to the extent permissible by applicable law, each party waives any objection to the imposition of such relief.


                           [Signature Pages Follow]
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                                        Very truly yours,

                                        NORTHPOINT COMMUNICATIONS, INC.

                                        By:  /S/ NORTHPOINT COMMUNICATIONS, INC.
                                           _____________________________________
                                        Title:


Accepted and agreed:
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VULCAN VENTURES INCORPORATED

By:  /S/ VULCAN VENTURES INCORPORATED
   __________________________________
Title:



                     SIGNATURE PAGE TO VULCAN SIDE LETTER

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